Exhibit 10.1

EXECUTION VERSION

AMENDMENT No. 1 dated as of June 1, 2015 (this “Amendment”), to the CREDIT AGREEMENT dated as of April 1, 2014 (the “Credit Agreement”) among COSTAR GROUP, INC. (the “Borrower”), COSTAR REALTY INFORMATION, INC., the Lenders party thereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).
WITNESSETH:
WHEREAS the Borrower and the Lenders under the Credit Agreement party hereto, constituting the Required Lenders under the Credit Agreement, desire to amend the Credit Agreement, on the terms and subject to the conditions set forth herein, to modify the defintion of “Continuing Directors” in Section 1.01 of the Credit Agreement.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including in the preamble and recitals hereto) have the meanings assigned to them in the Credit Agreement.
SECTION 2.    Amendment of the Credit Agreement. Effective as of the Amendment Execution Date, the definition of the term “Continuing Director” in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:
“Continuing Director” means, at any date, an individual (a) who is a member of the board of directors of the Borrower on the Closing Date, (b) who, as at such date, has been a member of such board of directors for at least the 12 preceding months, or (c) who has been nominated to be a member of such board of directors by a majority of the other Continuing Directors then in office.
SECTION 3.    Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and to each of the Lenders, as of the Amendment Execution Date, that:
(a)    The representations and warranties of the Borrower set forth in the Credit Agreement are true and correct (i) in the case of the representations and warranties qualified as to materiality, in all respects and (ii) otherwise, in all material respects, in each case on and as of the Amendment Execution Date, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty is so true and correct on and as of such prior date.
(b)    On and as of the Amendment Execution Date, after giving effect to this Amendment, no Default has occurred and is continuing under the Credit Agreement.

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SECTION 4.    Amendment Effectiveness. This Amendment will become effective on the first date (the “Amendment Execution Date”) on which (a) the Administrative Agent (or its counsel) shall have received from (i) the Borrower, (ii) Lenders that constitute at least the Required Lenders under the Credit Agreement and (iii) the Administrative Agent, either (x) counterparts of this Amendment (which may include telecopy or other electronic transmission of a signed signature page of this Amendment) signed on behalf of such party or (y) written evidence satisfactory to the Administrative Agent that such party has signed a counterpart of this Amendment.
The Administrative Agent shall notify the Borrower and the Lenders of the Amendment Execution Date, and such notice shall be conclusive and binding.
SECTION 5.    Effect of Amendment. (a). Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement in similar or different circumstances.
(b)    On and after the Amendment Execution Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference to the Credit Agreement in any other Loan Document, shall be deemed to be a reference to the Credit Agreement as amended hereby. This Amendment will constitute a Loan Document for all purposes of the Credit Agreement and each other Loan Document.
SECTION 6.    Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
SECTION 7.    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging shall be as effective as delivery of a manually executed counterpart of this Amendment.
SECTION 8.    Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their officers as of the date first above written.
COSTAR GROUP, INC.,

by /s/ Charles A. Colligan	Name: Charles A. Colligan Title: Treasurer
JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent,

by /s/ Alicia Schreibstein	Name: Alicia Schreibstein Title: Vice President

[Amendment Signature Page]

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SIGNATURE PAGE TO
AMENDMENT NO. 1 TO
CREDIT AGREEMENT
OF COSTAR GROUP, INC.

Name of Lender: Bank of America, N.A.

by
/s/ Mary K. Giermek
Name: Mary K. Giermek
Title: Senior Vice President

For any Lender that requires a second signature line:

by

Name:
Title:

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SIGNATURE PAGE TO
AMENDMENT NO. 1 TO
CREDIT AGREEMENT
OF COSTAR GROUP, INC.

Name of Lender: SunTrust Bank

by
/s/ James W. Ford
Name: James W. Ford
Title: Managing Director

For any Lender that requires a second signature line:

by

Name:
Title:

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SIGNATURE PAGE TO
AMENDMENT NO. 1 TO
CREDIT AGREEMENT
OF COSTAR GROUP, INC.

Name of Lender: Wells Fargo Bank, National Association

by
/s/ Barbara K. Angel
Name: Barbara K. Angel
Title: Senior Vice President

For any Lender that requires a second signature line:

by

Name:
Title:

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SIGNATURE PAGE TO
AMENDMENT NO. 1 TO
CREDIT AGREEMENT
OF COSTAR GROUP, INC.

Name of Lender: Fifth Third Bank

by
/s/ Susan Waters
Name: Susan Waters
Title: Vice President

For any Lender that requires a second signature line:

by

Name:
Title:

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SIGNATURE PAGE TO
AMENDMENT NO. 1 TO
CREDIT AGREEMENT
OF COSTAR GROUP, INC.

Name of Lender: HSBC Bank USA, NA

by
/s/ Jacob C. Streit
Name: Jacob C. Streit
Title: Vice President

For any Lender that requires a second signature line:

by

Name:
Title:

[[NYCORP:3537294v3:3242W: 05/29/2015--06:30 PM]]

SIGNATURE PAGE TO
AMENDMENT NO. 1 TO
CREDIT AGREEMENT
OF COSTAR GROUP, INC.

Name of Lender: PNC Bank, National Association

by
/s/ Bremmer Kneib
Name: Bremmer Kneib
Title: Vice President

For any Lender that requires a second signature line:

by

Name:
Title:

[[NYCORP:3537294v3:3242W: 05/29/2015--06:30 PM]]

SIGNATURE PAGE TO
AMENDMENT NO. 1 TO
CREDIT AGREEMENT
OF COSTAR GROUP, INC.

Name of Lender: CAPITAL ONE, N.A.

by
/s/ Michelle Khalili
Name: Michelle Khalili
Title: Senior Vice President

For any Lender that requires a second signature line:

by

Name:
Title:

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SIGNATURE PAGE TO
AMENDMENT NO. 1 TO
CREDIT AGREEMENT
OF COSTAR GROUP, INC.

Name of Lender: Silicon Valley Bank

by
/s/ Will Deevy
Name: Will Deevy
Title: Vice President

For any Lender that requires a second signature line:

by

Name:
Title:

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SIGNATURE PAGE TO
AMENDMENT NO. 1 TO
CREDIT AGREEMENT
OF COSTAR GROUP, INC.

Name of Lender: Citibank, N.A.

by
/s/ Brian J. Rolli
Name: Brian J. Rolli
Title: Vice President

For any Lender that requires a second signature line:

by

Name:
Title:

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SIGNATURE PAGE TO
AMENDMENT NO. 1 TO
CREDIT AGREEMENT
OF COSTAR GROUP, INC.

Name of Lender: Citizens Bank, N.A. (f.d.b.a. RBS Citizens, N.A.)

by
/s/ Andrew J. Meara
Name: Andrew J. Meara
Title: Senior Vice President

For any Lender that requires a second signature line:

by

Name:
Title:

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SIGNATURE PAGE TO
AMENDMENT NO. 1 TO
CREDIT AGREEMENT
OF COSTAR GROUP, INC.

Name of Lender: TD Bank, N.A.

by
/s/ Mark Worthy
Name: Mark Worthy
Title: Vice President

For any Lender that requires a second signature line:

by

Name:
Title:

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SIGNATURE PAGE TO
AMENDMENT NO. 1 TO
CREDIT AGREEMENT
OF COSTAR GROUP, INC.

Name of Lender: Raymond James Bank, NA

by
/s/ Eric Strange
Name: Eric Strange
Title: Vice President

For any Lender that requires a second signature line:

by

Name:
Title:

[[NYCORP:3537294v3:3242W: 05/29/2015--06:30 PM]]

SIGNATURE PAGE TO
AMENDMENT NO. 1 TO
CREDIT AGREEMENT
OF COSTAR GROUP, INC.

Name of Lender: Sabadell United Bank, N.A.

by
/s/ Maurici Lladó
Name: Maurici Lladó
Title: Executive Vice President – Corporate & Commercial Banking

For any Lender that requires a second signature line:

by

Name:
Title:

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SIGNATURE PAGE TO
AMENDMENT NO. 1 TO
CREDIT AGREEMENT
OF COSTAR GROUP, INC.

Name of Lender: Goldman Sachs Bank, NA

by
/s/ Jamie Minieri
Name: Jamie Minieri
Title: Authorized Signatory

For any Lender that requires a second signature line:

by

Name:
Title:

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